UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 1, 2013

MPM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Washington	0- 14910	81-0436060
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1727 E. Springfield Ave, Ste C, Spokane, Washington (Address of principal executive offices)	99202 (Zip Code)

(509) 242-3036
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 below is hereby incorporated by reference in this Item 1.01.

Item 1.02                      Termination of a Material Definitive Agreement.

The information set forth in Item 3.02 below is hereby incorporated by reference in this Item 1.02.

Item 3.02                      Unregistered Sales of Equity Securities.

Amended Stock Purchase Agreement Closing

    On April 1, 2013, MPM Technologies, Inc., a Washington corporation (the “Company” or “MPM”), and Carbon Cycle Investments LLC, a Washington limited liability company (“CCI”), completed the closing (the “Stock Purchase Closing”) of CCI’s purchase from the Company and the Company’s issuance to CCI of 6,000,000 shares of MPM common stock (the “CCI Closing Shares”) and other transactions contemplated under the Stock Purchase Agreement, dated February 18, 2011, by and between the Company and CCI (the “Stock Purchase Agreement”), as amended by the Amendment No. 1 to Stock Purchase Agreement and Various Option Agreements, dated April 11, 2012 (“Amendment No. 1”), by and between the Company and CCI, and as amended further by the Amendment No. 2 to Stock Purchase Agreement, dated February 1, 2013 (“Amendment No. 2”), by and between the Company and CCI (the Purchase Agreement as amended by Amendment No. 1 and Amendment No. 2 is referred to as the “Amended Stock Purchase Agreement”).

    Immediately after the Stock Purchase Closing, CCI held 6,000,000 shares of MPM common stock, representing approximately 60% of all shares of MPM common stock then outstanding and options to purchase an additional 3,000,000 shares of MPM common stock.  After giving effect to the issuance to CCI of the CCI Closing Shares and the cancellation of 3,186,826 shares of MPM common stock held by Michael Luciano as contemplated by the Amended Stock Purchase Agreement, 10,014,501 shares of MPM common stock were outstanding immediately after the Stock Purchase Closing.

    The Company previously described the Stock Purchase Agreement and its contemplated transactions in the disclosure regarding a Sales Agreement between the Company and CCI contained in MPM’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 23, 2011, and on May 18, 2012.

    The descriptions of the Amended Stock Purchase Agreement and the Stock Purchase Closing above are not complete and are qualified in their entirety by reference to and should be read together with the full text of the Stock Purchase Agreement, Amendment No. 1 and Amendment No. 2, which are attached respectively as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K and incorporated in this Item 3.02 and in Item 1.01 of this Form 8-K by reference.

You should consider risk factors that could cause actual results to differ materially from those contemplated by and in connection with the transactions effected as part of the Stock Purchase Closing and pursuant to the Amended Stock Purchase Agreement.  Risks associated with the change in control of the Company that occurred at the Stock Purchase Closing include, without limitation, the following:

-- There can be no assurance that integration of the Company’s management and operations will be successfully completed after the Stock Purchase Closing.

-- The Company’s access to prior management’s institutional knowledge for purposes of certifications in the Company’s periodic report filings to be made with the Securities Exchange Commission as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) may be limited after the Stock Purchase Closing.  This could increase costs incurred by the Company in connection with or otherwise adversely affect the Company’s efforts to comply with periodic filing requirements under the Exchange Act.

-- Certain Exchange Act periodic reports that the Company was required to file with the Securities Exchange Commission prior to the Stock Purchase Closing were not completed and filed.  As a result the Company will incur significant costs in connection with efforts to comply with periodic report filing requirements under the Exchange Act.  Unless the Company achieves compliance with these requirements, unavailability of current public information regarding the Company could restrict reliance on certain provisions contained in Rule 144 under the Securities Act for resale of the Company's shares.

For further information regarding risks that could affect these transactions and the Company's business you should refer to the Company's other periodic filings filed with the Securities and Exchange Commission.

Common Stock Issuance by Purchase

On April 1, 2013, the Company issued to CCI 5,420,417 shares of MPM common stock at the Stock Purchase Closing in exchange for CCI’s payment and delivery to MPM of cash in the total amount of $1,000,000.00 and other purchase consideration as provided under the Amended Stock Purchase Agreement.  For this issuance of MPM common stock the exemption from registration requirements under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), was based on Section 4(2) of the Securities Act.

Common Stock Issuance by Notes Conversion

On April 1, 2013, the Company issued to CCI 579,583 shares of MPM common stock as consideration for and by conversion at the Stock Purchase Closing of MPM debt held by CCI in the aggregate total amount of $115,917 in principal and interest outstanding immediately prior to the Stock Purchase Closing under promissory notes executed by the Company in favor of CCI (the “Converted Notes”).  The Converted Notes were canceled upon this conversion.  For this issuance of MPM common stock the exemption from registration requirements under Section 5 of the Securities Act was based on Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 3.02 above is hereby incorporated by reference in this Item 5.01.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)  Resignation, Appointment and Election of Officers and Directors

The individuals listed in the table below resigned as officers of the Company, effective at the Stock Purchase Closing:

Name	Position	Date of Resignation
Michael Luciano	Chief Executive Officer	April 1, 2013
Glen Hjort	Chief Financial Officer, Principal Accounting Officer	April 1, 2013
Frank E. Hsu	Chief Operating Officer	April 1, 2013
Richard E. Appleby	Vice President	April 1, 2013
Robert D. Little	Secretary	April 1, 2013

The individuals listed in the table below resigned as directors of the Company, effective at the Stock Purchase Closing:

Name	Position	Date of Resignation
Richard E. Appleby	Director	April 1, 2013
Glen Hjort	Director	April 1, 2013
Frank E. Hsu	Director	April 1, 2013
Michael Luciano	Director	April 1, 2013
L. Craig Gary Smith	Director	April 1, 2013

The individuals listed in the table below were elected as directors of the Company, effective at the Stock Purchase Closing:

Name	Position	Date of Election
Peter Chase	Director	April 1, 2013
Timothy King	Director	April 1, 2013
Ryan Skinner	Director	April 1, 2013

The individuals listed in the table below were appointed as officers of the Company, effective at the Stock Purchase Closing:

Name	Position	Date of Appointment
Peter Chase	President	April 1, 2013
Michael Mooney	Secretary, Treasurer, Principal Accounting Officer	April 1, 2013

Peter Chase is the former co-founder and CEO of Purcell Systems, where he directed strategic value creation and managed more than 170 employees with international offices in Sweden, Poland, Egypt, India and Brazil.  Mr. Chase has 30 years of  business, sales and marketing, process management and market development experience in technology growth companies.

Timothy King is co-founder and managing member of CCI.  He is CCI’s Chief Technical Officer, serving in that position since September 2010. Mr. King has 30 years experience in carbon cycle systems for renewable bio-energy, fuels and chemicals, agro-economics, environmental science and biofuels, including experience as a former director at U.S. Department of Agriculture. Mr. King has numerous strategic relationships in farming, seed supply, oilseed crushing, biofuel and bio-lubricant manufacturing sectors, and extensive experience with related incentive programs and requirements administered by local, state and national government agencies.

Ryan Skinner is co-founder and managing member of CCI.  He is CCI’s Chief Strategy Officer, serving in that position since September 2012. Mr. Skinner has 15 years of experience in sales, marketing, operations and corporate recovery, including start-up, expansion and entrepreneurial experience, strategic planning, tactical execution and process efficiency at large corporate and small business levels.

Michael Mooney is CCI’s Chief Financial Officer, serving in that position since September 2011.  Mr. Mooney has 35 years of experience in finance and investment, including financial leadership of public companies. He spent 14 years as an executive in charge of infrastructure improvement, cost reduction, interdepartmental partnerships and collaboration, corporate turnaround and operational efficiency.

Family Relationships

    There are no family relationships among any of current or former directors or executive officers.

Related Party Transactions

    There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

Mr. Chase has an employment agreement in place with MPM with an annual base salary of $250,000 and  comprehensive health and dental insurance.

    The Company has not entered into any employment agreements with any of its other officers.

Item 8.01.                      Other Events.

    On April 1, 2013, the Emery Dumps Lease and Agreement, dated May 18, 2012, between MPM Mining Inc., a wholly owned subsidiary of MPM Technologies, Inc. (“MPM Mining”),

and Mineral Resource Recovery (“MRR”), a wholly owned subsidiary of CCI (the “Emery Agreement”), was terminated by agreement between MPM Mining and MRR.  The Company previously described the Emery Agreement and its contemplated transactions in the disclosure contained in MPM’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2012.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Stock Purchase Agreement, dated February 18, 2011
10.2	Amendment No. 1 to Stock Purchase Agreement and Various Option Agreements, dated April 11, 2012
10.3	Amendment No. 2 to Stock Purchase Agreement, dated February 1, 2013

Forward-Looking Statements

This Current Report on Form 8-K hereto contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 about transactions effected and contemplated in connection with the Stock Purchase Closing and the Amended Stock Purchase Agreement.  These statements are based on the current beliefs and expectations of the Company's management and are subject to known and unknown risks and uncertainties.  These risks and uncertainties and other important factors could cause actual results to differ materially from those contemplated by these forward-looking statements.  For further information regarding risks, uncertainties and factors that could affect these transactions and the Company's business you should refer to the Company's other periodic filings filed with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPM TECHNOLOGIES, INC.

By:           /s/ Peter Chase
        Peter Chase
        President

Date: April 5, 2013

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated February 18, 2011
10.2	Amendment No. 1 to Stock Purchase Agreement and Various Option Agreements, dated April 11, 2012
10.3	Amendment No. 2 to Stock Purchase Agreement, dated February 1, 2013